STATEMENT OF
                                RF VENTURES, INC.
                                       AND
                                  M.A. LITTMAN
                                      AS TO
                        THE JOINT FILING OF SCHEDULE 13D



We, the Undersigned, hereby consent to the joint filing with the Securities and Exchange Commission ("SEC") of the Schedule 13D, dated December 20, 2012 on our behalf by M.A. Littman.


Date:  December 31, 2012

                                RF VENTURES, INC.



                                /s/ M.A. Littman
                                --------------------------------------
                             M.A. Littman, President

                             M.A. LITTMAN


                                /s/ M.A. Littman

                                --------------------------------------
                                    M.A. Littman, Individually